ACCOUNTS PAYABLE AND OTHER	12 Months Ended
Dec. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
ACCOUNTS PAYABLE AND OTHER	ACCOUNTS PAYABLE AND OTHER

AS AT DEC. 31 (MILLIONS)	2023	2022
Accounts payable	$13,470	$12,743
Provisions	3,457	3,591
Lease liabilities	8,882	8,506
Other liabilities	33,084	32,225
Total	$58,893	$57,065
The current and non-current balances of accounts payable, provisions and other liabilities are as follows:

AS AT DEC. 31 (MILLIONS)	2023	2022
Current	$33,414	$33,574
Non-current	25,479	23,491
Total	$58,893	$57,065
Post-Employment Benefits
The company offers pension and other post-employment benefit plans to employees of certain of its subsidiaries. The company’s obligations under its defined benefit pension plans are determined periodically through the preparation of actuarial valuations. The benefit plans’ valuation change during the year was a decrease of $11 million (2022 – increase of $308 million). The discount rate used was 5% (2022 – 5%) with an increase in the rate of compensation of 2% (2022 – 1%), and an investment rate of 5% (2022 – 4%).

AS AT DEC. 31 (MILLIONS)	2023	2022
Plan assets	$1,380	$2,560
Less accrued benefit obligation:
Defined benefit pension plan	(1,583)	(3,141)
Other post-employment benefits	(131)	(128)
Net liability	(334)	(709)
Less: net actuarial gains (losses) and other	6	(11)
Accrued benefit liability	$(328)	$(720)
The decrease in post-employment benefit obligations compared to the prior year primarily relates to the deconsolidation upon disposition of our nuclear technology services operation in our Private Equity segment. Refer to Note 10 – Equity Accounted Investments for details.